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                                                                   Exhibit 23(a)
                                           Consent of PricewaterhouseCoopers LLP
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                        Consent of Independent Accounts

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 12, 2000 relating to the financial statements and financial statement schedules of ADTRAN, Inc., which appears in ADTRAN, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Birmingham, Alabama
July 13, 2000